UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2009

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2009 Torvec and Easter Mining & Industrial Supply, Inc., 110 Phico Street, Chapmanville, West Virginia 25508 signed an agreement under which
Torvec will design, engineer and build two (2) design specific prototype constant velocity joints and connecting shaft and will "load" such unit for testing upon a testing apparatus located at Rochester Institute of Technology’s Center for Integrated Manufacturing Studies. The goal of this testing will be to demonstrate the functionality of the constant velocity joint.

Eastern shall pay Torvec $14,000 no later than November 15, 2009 and an additional $14,000 no later than December 1, 2009 for the Phase I of the program.

Promptly upon completion of PHASE I, Torvec and Eastern will mutually determine the number of Torvec constant velocity joints to be built and an equal number of conventional constant velocity joints to be acquired and used for the "maximum-strength" testing phase.

Torvec will arrange for the construction of an appropriate testing structure to be located at Rochester Institute of Technology’s Center for Integrated Manufacturing Studies.

The "maximum-strength" testing phase consists in testing the agreed-upon number of Torvec and conventional constant velocity joints at zero degree and 28 degree angles until breakage occurs. The testing structure therefore will record all pertinent information during the tests leading to the destruction of the constant velocity joints.

The purpose of the "maximum-testing" testing phase is to compare the durability and strength of Torvec’s constant velocity joints with the durability and strength of conventional constant velocity joints with "loads" equal to that to which such constant velocity joints would be exposed to in the operation of a 25 ton mining vehicle.

Eastern shall pay Torvec the program costs associated with this second phase which shall be based upon the number of constant velocity joints to be tested, the costs associated with the construction and operation of the testing structure and other costs associated with actual testing as furnished to Torvec by Rochester Institute of Technology. All of such program costs associated with this second phase shall be paid by Eastern to Torvec in accordance with an agreed upon payment schedule to be determined prior to the commencement of the second phase.

In order to assist Torvec undertake this project with Eastern Mining and in accordance with the Memorandum Of Understanding between Torvec and the Rochester Institute of Technology ("RIT"), Torvec and RIT’s Center for Integrated Manufacturing Studies ("CIMS") entered into an agreement whereby RIT will assign qualified personal, perform specified services, build a testing apparatus and provide a final report with respect to all tests conducted at CIMS.

The parties contemplate that successful testing will lead to the commercialization of Torvec’s constant velocity joint in the worldwide mining industry.

The agreement between Torvec and Eastern Mining and the agreement between Torvec and RIT’s Center for Integrated Manufacturing Studies are attached to this Form 8-K (Current Report).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

November 18, 2009	By:	Keith E. Gleasman

Name: Keith E. Gleasman
Title: President

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Exhibit Index

Exhibit No.	Description

1	Eastern Mining Agreement
2	CIMS Agreement